OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS

9. OTHER NON-CURRENT ASSETS

Other non-current assets consisted of the following:

	As of December 31
	2010	2011
	RMB	RMB

Prepaid operating rights (note i)	37,778	—
Deposit for training centers under construction (note ii)	—	65,001
Deposit for long-term leases (note iii)	60,000	191,600
Non-current portion of prepaid advertising fees	7,519	46,446
Non-current portion of receivables arising from the cancellation of an agreement	—	7,500
Others	3,783	9,126
Total	109,080	319,673

(note i) At the beginning of the third quarter of 2011, the Company reverted the operating right for the Junior High portion of Zhenjiang Ambow International School (“Zhenjiang K-12”) back to the original owner. This is in line with the Company’s strategy to focus on the International High School Program, which the Company developed in conjunction with the Zhenjiang school over the last three years. Total revenue contributed from the Junior High portion of Zhenjiang K-12 from the beginning of 2011 to the disposal date was RMB 10.6 million (US$1.7 million). Upon the termination, the Company’s receivable and payable balances in respect of the Junior High portion of Zhejiang K-12 were RMB 37.7 million (including RMB 35 million prepaid operating rights) and RMB 34.6 million (RMB 20.5 million is classified as “Payable to Zhenjiang Foreign Language School”, while the remaining is included in “Accrued payroll and welfare” in Note 10), respectively. The prepaid operating rights have been reclassified to prepaid and other current assets (See Note 4).

(note ii) During the year the Group entered into an agreement with a third-party contractor to build new training centers in 2011, ready to be operated by the Group in 2011 and 2012. Under this original agreement, the responsibility for decorating, renting, and running the training centers would be split between the two parties. As of December 31, 2011, deposits totaling RMB 92.8 million (US$ 14.7 million) had been paid pursuant to this agreement of which RMB 27.8 million (US$ 4.4 million) was capitalized as leasehold improvements in connection with new training centers which were completed and transferred to the Group to operate before December 31, 2011.

On March 23, 2012, the Group signed a new agreement to terminate the previous arrangement with this third party contractor and transfer all responsibilities for the centers to the Group.  Under this termination agreement, the Group agreed to pay RMB 139.4 million (inclusive of the cumulative deposits already paid) to take over all training centers which the third party contractor has built for the Group, as well as acquiring 16 training centers which the same third party contractor had operated independently. At the same time, the Group also paid a deposit of RMB 40 million towards the build of new centers in 2012.

(note iii) In December 2011, the Group recognized a deposit of RMB 134,000 for a 25-year lease of a new Career Enhancement education facility in Beijing to commence in March 2012.  The remaining balance of RMB 57,600 is a deposit for a 15-year lease of a new Career Enhancement education facility in Guangzhou.